UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Soliciting Material under §240.14a-12

SERVICESOURCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 9, 2022, ServiceSource International, Inc. distributed the following information to certain of its clients.

[Greeting]

Let me be among the first to share the exciting news that ServiceSource has just announced a definitive agreement with Concentrix Corporation (Nasdaq: CNXC) that we believe will open new opportunity to create a more scaled and holistic customer experience solution.

Under the agreement, Concentrix will acquire ServiceSource as a key component of its strategy to deliver next generation customer experiences. Concentrix is a global provider of customer experience (CX) solutions and technology, and upon close, the newly combined company will build the future of CX together, with the market’s broadest and most differentiated set of solutions to transform customer acquisition, engagement, growth, and retention.

We will be aligned to offer you unmatched CX capabilities across both B2C and B2B, domain expertise in more complex, higher value interactions and transactions and a significant opportunity to accelerate digital, self-serve and automated interactions.

In addition, both of our organizations are culturally aligned and committed to helping our clients succeed by reimagining their customer experiences.

We are excited about the potential of this match and believe this is great news for our clients and prospects. Upon close you will have more access than ever before to the essential ingredients to build a differentiated and innovative customer journey experience.

In the short-term, we will be working to gain stockholder approval and clearing through all of the customary legal and regulatory reviews before the acquisition is closed. Until then, we are operating as two separate companies and you can expect the same level of excellent service you are accustomed to receiving from us to continue. Our team remains focused on achieving your goals and our leadership remains committed to your success.

Please reach out to me with any questions you may have.

[Close]

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, that address activities that ServiceSource International, Inc. (“SREV”) assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of SREV. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of SREV may not approve the merger, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of SREV’s securities, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of SREV to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on its operating results and businesses generally, or the risk the pending proposed transaction could distract management of SREV and it will incur substantial costs. All such factors are difficult to predict and are beyond SREV’s control, including those detailed in SREV’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on its website at http://www.servicesource.com and on the SEC’s website at http://www.sec.gov.

All forward-looking statements are based on assumptions that SREV believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and SREV undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This document does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the pending acquisition of SREV by Concentrix (the “Transaction”). SREV intends to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the holders of SREV’s common stock to approve the Transaction. Promptly after filing the definitive Transaction Proxy Statement with the SEC, SREV will mail the definitive Transaction Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SECURITY HOLDERS OF SREV ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about SREV once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SREV will be available free of charge on SREV’s website at http://www.servicesource.com or to SREV’s stockholders by contacting Chad Lyne at investorrelations@servicesource.com.

Participants in the Solicitation

SREV and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of SREV’s common stock in respect of the Transaction. Information about the directors and executive officers of SREV is set forth in SREV’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 1, 2022 (the “2022 Proxy Statement”). These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Transaction Proxy Statement and other relevant materials to be filed with the SEC when such materials become available. Investors should read the Transaction Proxy Statement carefully when it becomes available before making any voting decisions. You may obtain free copies of these documents from SREV using the contact information indicated above.